Securities and Exchange Commission

Washington, DC 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 29, 2006

PATIENT INFOSYSTEMS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-22319	16-1476509
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12301 N.W. 39th Street Coral Springs, Florida	33065
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:	(954) 796-3714

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

In accordance with General Instruction B.2. of Form 8-K, the information presented in this filing and furnished in the exhibits attached hereto shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

ITEM 2.02	Results of Operations and Financial Condition.

On June 29, 2006, the Registrant issued two press releases reporting results for the year and the quarter ended March 31, 2006. Copies of the press releases are furnished as Exhibit 99.1 and 99.2 and are incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Description

99.1	Fiscal year earnings press release issued by the Registrant on June 29, 2006
99.2	Fiscal fourth quarter press release issued by the Registrant on June 29, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATIENT INFOSYSTEMS, INC.
Date: June 29, 2006	By:	/s/Glen Spence
Glen Spence Executive Vice President Chief Financial Officer